UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): April 30, 2007

                              --------------------

                             Standard Drilling, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                 (State or Other Jurisdiction of Incorporation)



                333-85460                              84-1598154
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        (Commission File Number)          (I.R.S. Employer Identification No.)


          1667 K St., NW, Ste. 1230
                Washington, DC                           20006
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    (Address of Principal Executive Offices)           (Zip Code)

       Registrant's telephone number, including area code: (202) 955-9490

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b)

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)



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Item 5.02 Departure of Directors or Principal  Officers;  Election of Directors;
          Appointment of Principal Officers

     On May 3, 2007, our Senior Vice President and General Counsel, Robert T. Moffett resigned from the company to pursue other business opportunities. Mr. Moffett informed the Company that he was not resigning due to any disagreement with the Company.

     On April 30, 2007, our Vice President of Drilling Operations, Michael J. Walker resigned from the company to pursue other business opportunities. Mr. Walker informed the Company that he was not resigning due to any disagreement with the Company.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                              STANDARD DRILLING, INC.



Date:    May 4, 2007          By:      /s/ Prentis B. Tomlinson, Jr.
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                              Name: Prentis B. Tomlinson, Jr., Chairman and CEO